SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           GOLDEN STAR RESOURCES LTD.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

                       -----------------------------------
                     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to whom transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
* Set forth the amount on which the filing fee is calculated and state how it was determined.
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                [Graphic Omitted]

                         MANAGEMENT INFORMATION CIRCULAR

                  FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF

                             COMMON SHAREHOLDERS OF


                           GOLDEN STAR RESOURCES LTD.


THIS NOTICE OF MEETING AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL COMMON SHAREHOLDERS.



                                 TO BE HELD AT:

              TSX Broadcast & Conference Centre - Gallery Facility
                              130 King Street West
                        Toronto, Ontario, Canada M5X 1J2

                             On Friday, May 26, 2006

                           at 1:30 p.m. (Eastern Time)

                  NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING
                               OF SHAREHOLDERS OF
                           GOLDEN STAR RESOURCES LTD.
                               Littleton, Colorado

NOTICE IS HEREBY GIVEN that the Annual General and Special Meeting (the "Meeting") of shareholders of Golden Star Resources Ltd. (the "Company") will be held at 1:30 p.m. (Toronto time) on Friday, May 26, 2006 at the TSX Broadcast & Conference Centre - Gallery Facility, Toronto, Ontario, Canada, M5X 1J2 for the following purposes:

1. to receive the report of the directors to the shareholders and the consolidated financial statements of the Company, together with the auditors' report thereon, for the fiscal year ended December 31, 2005;

2.   to elect directors until the next annual general meeting;

3. to appoint auditors to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors;

4. to consider and, if deemed advisable, to approve and confirm an amendment to the Company's By-Law Number One to change the provisions regarding setting a record date for shareholder meetings to conform to the current provisions of the Canada Business Corporations Act, the details of which are contained under the heading "Particulars of Matters to be Acted Upon - Approval of the By-law Resolution" in the accompanying Management Information Circular; and

5. to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 28, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Accompanying this Notice of Meeting are a (i) Management Information Circular, (ii) form of proxy, (iii) reply card for use by shareholders who wish to receive the Company's interim financial statements, and (iv) reply card for use by shareholders who wish to consent to the electronic delivery of certain documents of the Company. The Company's 2005 Annual Report containing the audited comparative financial statements of the Company as at and for the year ended December 31, 2005 and the related management's discussion and analysis of financial condition and results of operations also accompany this Notice of Meeting.

If you are a registered shareholder of the Company and do not expect to attend the Meeting in person, please promptly complete and sign the enclosed proxy form and return it in the self-addressed envelope for receipt by no later than 5:00 p.m. (Toronto time) on May 24, 2006. If you receive more than one proxy form because you own common shares registered in different names or addresses, each proxy form should be completed and returned.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and sign the materials in accordance with the instructions provided to you by such broker or other intermediary.

Dated at Littleton, Colorado, this 7th day of April, 2006.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/Allan J. Marter
                                       Senior Vice President,
                                       Chief Financial Officer and Secretary

                                TABLE OF CONTENTS

                                                                            Page


SOLICITATION OF PROXIES........................................................1

APPOINTMENT AND REVOCATION OF PROXIES..........................................2

ADVICE TO BENEFICIAL SHAREHOLDERS..............................................2

VOTING OF PROXIES..............................................................3

VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT...............................................4

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS...............................6

     A.   Compensation of Directors............................................6

     B.   Executive Officers and Compensation of Officers......................7

     C.   Compensation Committee Report on Executive Compensation.............15

     D.   Performance Graph and Table.........................................17

AUDIT COMMITTEE REPORT........................................................18

STATEMENT OF CORPORATE GOVERNANCE PRACTICES...................................18

PRINCIPAL ACCOUNTING FIRM FEES................................................26

LIABILITY INSURANCE...........................................................27

INDEBTEDNESS OF DIRECTORS AND OFFICERS........................................27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................27

PARTICULARS OF MATTERS TO BE ACTED UPON.......................................28

     (a)  Report to Shareholders..............................................29

     (b)  Election of Directors...............................................29

     (c)  Appointment of Auditor..............................................31

     (d)  Approval of the By-Law Resolution...................................31

AVAILABILITY OF DOCUMENTS.....................................................33

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE.............33

2005 ANNUAL REPORT............................................................34

2007 SHAREHOLDER PROPOSALS....................................................34

OTHER MATTERS.................................................................34

GENERAL.......................................................................34

APPROVAL......................................................................35

                           GOLDEN STAR RESOURCES LTD.

                       10901 West Toller Drive, Suite 300
                         Littleton, Colorado, USA 80127

                         MANAGEMENT INFORMATION CIRCULAR
                         -------------------------------
                   FOR THE ANNUAL GENERAL AND SPECIAL MEETING
                             OF COMMON SHAREHOLDERS

                                  MAY 26, 2006

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read "Advice to Beneficial Shareholders" for an explanation of their rights.

The information in this Management Information Circular is as of March 28, 2006 unless otherwise indicated.

                             SOLICITATION OF PROXIES
                             -----------------------

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD. (the "Corporation") for the annual general and special meeting of the shareholders of the Corporation (the "Meeting") to be held on Friday, May 26, 2006, at 1:30 p.m. (Toronto time) in the TSX Broadcast & Conference Centre - Gallery Facility, 130 King Street West, Toronto, Ontario, Canada M5X 1J2 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. This Management Information Circular and the accompanying form of proxy ("Proxy") are expected to be sent to the shareholders on or about April 25, 2006.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost to the Corporation. In accordance with applicable laws, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

                      APPOINTMENT AND REVOCATION OF PROXIES
                      -------------------------------------

The persons named in the enclosed Proxy, Peter J. Bradford, President and Chief Executive Officer of the Corporation, or failing him, Allan J. Marter, Senior Vice President, Chief Financial Officer and Secretary of the Corporation, have been designated by the directors of the Corporation and have indicated their willingness to represent as proxy each shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN PETER J. BRADFORD OR ALLAN J. MARTER, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and provide instructions on how the shareholder's common shares ("Common Shares") of the Corporation are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached where an attorney executed the proxy form. A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Attention: Proxy Department, CIBC Mellon Trust Company, #6, 200 Queens Quay East, Toronto, Ontario, Canada M5A 4K9, no later than 5:00 p.m. (Toronto time) on Wednesday, May 24, 2006 or, if the Meeting is adjourned, no later than 5:00 p.m. (Toronto time) on the business day immediately prior to the day of the reconvening of the adjourned Meeting. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it at any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation, being Suite 3700, Toronto Dominion Bank Tower, 66 Wellington Street West, P.O. Box 20, Toronto Dominion Centre, Toronto, Ontario, Canada, M5K 1N6, Attention:
Golden Star Resources Ltd. at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any votes in respect of which the proxy is to be used shall have been taken. In addition, a proxy may be revoked by the shareholder personally attending at the Meeting, registering with the scrutineers and voting his Common Shares.

                        ADVICE TO BENEFICIAL SHAREHOLDERS
                        ---------------------------------

The information set forth in this section is of significant importance to many shareholders of the Corporation as a substantial number of shareholders do not hold their Common Shares in their own names. Shareholders of the Corporation who do not hold their Common Shares in their own names (referred to herein as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder's name on the records of the Corporation. Such shares will more likely be registered under the name of the shareholder's broker or an agent or nominee of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities Limited, which acts as nominee for many Canadian brokerage firms). Common Shares of the Corporation held by brokers or their agents or nominees may in certain instances be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting shares for the broker's clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable regulatory rules require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the broker or agent or nominee of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communications ("ADP"). ADP typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with an ADP sticker on it cannot use that proxy to vote Common Shares directly at the Meeting - the proxy must be returned to ADP well in advance of the Meeting in order to have the Common Shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of his broker (or an agent or nominee of the broker), a Beneficial Shareholder may attend the Meeting as proxyholder for the registered shareholder and vote such Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Common Shares as proxyholder for the registered shareholder should enter their own names in the blank space on the form of proxy provided to them and return the same to their broker (or the broker's agent or nominee) in accordance with the instructions provided by such broker (or agent or nominee), well in advance of the Meeting.

All references to shareholders in this Management Information Circular and the accompanying Notice of Meeting and Proxy are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

                                VOTING OF PROXIES
                                -----------------

The persons named in the enclosed Proxy are directors and/or officers of the Corporation who have indicated their willingness to represent as proxy the shareholders who appoint them. Each shareholder may instruct his proxy how to vote his Common Shares by completing the blanks on the Proxy.

All Common Shares represented at the Meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the Proxy, the Common
Shares represented by the Proxy will be voted or withheld from voting in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The  enclosed  Proxy  confers   discretionary   authority  upon  the  management
designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

                 VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN
                 -----------------------------------------------
                        BENEFICIAL OWNERS AND MANAGEMENT
                        --------------------------------

The Corporation has authorized capital consisting of an unlimited number of Common Shares and an unlimited number of first preferred shares (the "First Preferred Shares"). As of March 28, 2006, a total of 207,265,758 Common Shares and no First Preferred Shares were issued and outstanding. The board of directors of the Corporation (the "Board") has fixed March 28, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Each Common Share outstanding on the record date carries the right to one vote. The Corporation has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder's name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than ten days before the Meeting that the transferee's name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of ten days prior to the Meeting, at the office of CIBC Mellon Trust Company at 320 Bay Street, Toronto, Ontario, Canada M5H 4A6.

Under the Corporation's By-laws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled.

The following table shows the number of Common Shares beneficially owned, as of March 28, 2006, by each person known to the Corporation or its directors or executive officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director and the director nominees of the Corporation, by each executive officer named in the table titled "Summary Compensation Table" and by all directors, director nominees and executive officers of the Corporation as a group. All information is taken from or based upon ownership filings made by such persons with the U.S. Securities and Exchange Commission ("SEC") or upon information provided by such persons to the Corporation. Unless otherwise noted, the Corporation believes that each person shown below has sole investment and voting power over the Common Shares owned.


--------------------------------------------------------------------------------

Name and Address        Number of Common Shares         Percent of Common Shares
of Beneficial Owner**    Beneficially Owned (1)             Beneficially Owned
--------------------------------------------------------------------------------

Ian MacGregor                       300,000(2)                             *
--------------------------------------------------------------------------------

James E. Askew                      600,000(3)                             *
--------------------------------------------------------------------------------

David L. Bumstead                    85,000(4)                             *
--------------------------------------------------------------------------------

David K. Fagin                      976,805(5)                             *
--------------------------------------------------------------------------------

Michael P. Martineau                130,000(6)                             *
--------------------------------------------------------------------------------

Michael A. Terrell                2,344,972(7)                            1.13%
--------------------------------------------------------------------------------

Peter J. Bradford                 1,624,131(8)                             *
--------------------------------------------------------------------------------

Allan J. Marter                     552,149(9)                             *
--------------------------------------------------------------------------------

Richard Q. Gray                     505,480(10)                            *
--------------------------------------------------------------------------------

Bruce Higson-Smith                  170,314(11)                            *
--------------------------------------------------------------------------------

Douglas A. Jones                    259,864(12)                            *
--------------------------------------------------------------------------------

Directors and Executive
Officers as a group               7,548,715(13)                           3.57%
(11 persons)
--------------------------------------------------------------------------------
Notes:
*    Indicates less than one percent.
** The addresses of these persons, unless otherwise noted, is c/o Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127.
(1) Amounts shown include Common Shares issuable pursuant to options or warrants within the next 60 days.
(2)  Includes 250,000 Common Shares subject to stock options.
(3)  Includes 400,000 Common Shares subject to stock options.
(4)  Includes 80,000 Common Shares subject to stock options.
(5)  Includes 323,000 Common Shares subject to stock options.
(6)  Includes 120,000 Common Shares subject to stock options.
(7)  Includes 616,000 Commons Shares subject to stock options.
(8)  Includes 1,175,000 Common Shares subject to stock options.
(9) Includes 467,500 Common Shares subject to stock options and 40,000 shares subject to warrants.
(10) Includes 448,000 Common Shares subject to stock options.
(11) Includes 144,000 Common Shares subject to stock options.
(12) Includes 251,500 Common Shares subject to stock options.
(13) Includes an aggregate of 4,275,000 Common Shares subject to stock options and 40,000 Common Shares subject to warrants.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
                ------------------------------------------------

A.   Compensation of Directors

1.   Cash

During the year ended December 31, 2005, the Corporation paid a total of $341,556 to its non-employee directors. This amount consisted of the following annual fees:

     o    $90,000 to the Chairman;
     o    $20,000 to the non-employee directors (excluding the Chairman); plus
     o    $10,000 to the Chairman of the Audit Committee;
     o $10,000 to the Chairman of the Nominating and Corporate Governance Committee;
     o    $10,000 to the Chairman of the Sustainability Committee; and
     o    $5,000 to the Chairman of the Compensation Committee.

For 2005, the Corporation also paid the following fees to non-employee directors for attending Board and Committee meetings as follows:

     o    $1,000 for attending a Board meeting; and
     o    $750 for attending a committee meeting.

In addition, for 2005 the Corporation paid to each non-employee director $12,000 for a total of 12 days spent in Ghana (being two six day visits) inspecting the Corporation's facilities and attending various meetings.

Directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

2.   Stock Options

The Corporation's stock option plan (the "Stock Option Plan") provides for discretionary grants of stock options to directors. Such grants may be made upon a director's appointment or from time to time thereafter. See "Compensation of Directors and Executive Officers - Executive Officers and Compensation of Officers - Stock Option Plan" for a description of the Stock Option Plan.

During the financial year ended December 31, 2005, the Corporation granted to its non-employee directors options to purchase a total of 200,000 Common Shares at exercise prices of Cdn$4.58. The options vested immediately and have a ten-year term. In addition, pursuant to the completion of the arrangement on December 21, 2005 (the "Arrangement") whereby the Corporation acquired St. Jude Resources Ltd. ("St. Jude"), an aggregate of 576,000 options to acquire Common Shares with exercise prices ranging from Cdn$1.82 to Cdn$2.50 were issued to Mr. Michael Terrell in exchange for his St. Jude options. These options were not issued under the Stock Option Plan. A total of 130,000 options were exercised by non-employee directors of the Corporation in 2005.

B.   Executive Officers and Compensation of Officers

1.   Executive Officers

As of March 28, 2006, the executive officers of the Corporation, their ages and their business experience and principal occupation during the past five years were as follows:


Name                  Age    Office and Experience                                           Officer Since
----                  ---    ---------------------                                           -------------

PETER J. BRADFORD      47    Mr.  Bradford  has served as President  and Chief  Executive         1999
                             Officer  of the  Corporation  since  November  1999 and as a member of the Board since  August  2000.  In  addition,  Mr.
                             Bradford  serves as a director of Anvil Mining  Limited,  of which he was the Managing  Director from May 1998 to October
                             1999.

ALLAN J. MARTER        58    Mr.  Marter has served as Senior  Vice  President  since May         1999
                             2002   (prior   to   May   2002,    Vice President),   Chief
                             Financial   Officer since  November  1999,  and Secretary of
                             the Corporation since June 2001.

RICHARD Q. GRAY        47    Mr. Gray has served the  Corporation  in several  capacities         2000
                             including as Senior Vice President  since May 2002 (prior to
                             May 2002,  Vice  President),  Chief  Operating  Officer from
                             June 2001 to May 2005, Vice  President,  Ghana since January
                             2000,  Managing Director of Wexford Goldfields Limited since
                             October  2002 and  Managing  Director of Bogoso Gold Limited
                             since  November 1999 and General  Manager of Wassa Gold Mine since May 2005. Mr. Gray's  additional  experience  includes service  as General  Manager of Bogoso  Gold Mine from March
                             1998 to October 1999.

BRUCE HIGSON-SMITH     45    Mr.  Higson-Smith  has served as Vice  President,  Corporate         2003
                             Development of the Corporation  since September 2003.  Prior to his service with the  Corporation,  Mr.  Higson-Smith was an  independent  consultant  from  October 2002 to September
                             2003.  In  addition,  Mr.  Higson-Smith  has  served as Vice
                             President  and  Investment  Manager  with  Resource  Capital
                             Funds from September 1998 to October 2002.


DOUGLAS A. JONES       51    Dr. Jones has served as Vice  President,  Exploration of the         2003
                             Corporation  since  March 2003.  Prior to his  service  with the  Corporation,  Dr.  Jones  worked as a  consultant  from
                             December  2002 to February  2003.  In  addition,  Dr.  Jones served  as Chief  Geologist  of  AurionGold  Ltd.  (formerly
                             Delta Gold Ltd.) from August 1998 through November 2002.

2.   Summary Compensation

The following table sets forth the compensation received during each of the Corporation's last three fiscal years by the Chief Executive Officer and Chief Financial Officer of the Corporation and by the Corporation's three other most highly compensated executive officers whose salaries and bonuses exceed Cdn$150,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------


                                          Annual Compensation               Long-Term
                                                                          Compensation
                                                                             Awards
                                                                           Securities
                                                                           Underlying
Name and Principal                                                         Corporation        All Other
Position of Named                       Salary             Bonus             Options         Compensation
Executive Officer             Year       ($)                ($)                (#)                ($)
-----------------------------------------------------------------------------------------------------------
Peter J. Bradford             2005      315,000           75,000(1)          68,000(3)             790(5)
President and Chief           2004      315,000           91,000(2)         167,000(4)           2,809(5)
Executive Officer             2003      250,000          200,000            109,000              3,814(5)

-----------------------------------------------------------------------------------------------------------
Allan J. Marter               2005      200,000           45,000(6)          28,000(8)           8,885(9)
Senior Vice President,        2004      172,000           45,000(7)          74,000              7,828(9)
Chief Financial Officer       2003      162,000           82,000             49,000              6,237(9)
and Secretary
-----------------------------------------------------------------------------------------------------------
Richard Q. Gray               2005      188,000           30,000(10)         28,000(12)          7,500(5)
Senior Vice President and     2004      188,000           25,000(11)         48,000              2,568(5)
Chief Operating Officer       2003      180,000           60,000             38,000              2,512(5)

-----------------------------------------------------------------------------------------------------------
Bruce Higson-Smith(13)        2005      150,000           30,000(14)         28,000(16)          4,693(17)
Vice President, Corporate     2004      137,000           21,000(15)         19,000              3,806(17)
Development                   2003       36,000            9,000            225,000                269(17)
-----------------------------------------------------------------------------------------------------------
Douglas A. Jones(18)          2005      150,000           30,000(19)         28,000(21)          7,500(5)
Vice President,               2004      130,000           21,000(20)         31,000              8,810
Exploration                   2003      113,750           32,000            225,000              2,512
-----------------------------------------------------------------------------------------------------------

Notes:
(1)    2005 cash bonus.
(2) 2004 bonus includes 16,308 Common Shares valued at $60,667 which were issued in January 2005; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($3.72) on the date of the grant. The 2004 bonus also includes a cash bonus of $30,333.
(3) Consists of 68,000 options granted in 2006 as part of the employee's 2005 compensation.
(4) Includes 65,000 options granted in 2005 as part of the employee's 2004 compensation.
(5) This amount represents premiums paid for life insurance for the benefit of this executive.
(6)    2005 cash bonus.
(7) 2004 bonus includes 8,065 Common Shares valued at $30,000 which were issued in January 2005; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($3.72) on the date of the grant. The 2004 bonus also includes a cash bonus of $15,000.
(8) Consists of 28,000 options granted in 2006 as part of the employee's 2005 compensation.
(9)    This amount includes  $5,252 in 2005,  $4,988 in 2004, and $4,860 in 2003
       for contribution to this executive's 401(k) Plan and $3,633.84 in 2005, $2,840 in 2004, and $1,377 in 2003 for premiums paid for life insurance for the benefit of this executive.

(10)   2005 cash bonus.
(11) 2004 bonus includes 4,480 Common Shares valued at $16,667 which were issued in January 2005; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($3.72) on the date of the grant. The 2004 bonus also includes a cash bonus of $8,333.
(12) Consists of 28,000 options granted in 2006 as part of the employee's 2005 compensation.
(13) Bruce Higson-Smith was appointed Vice-President, Corporate Development at the end of September 2003. Thus, his compensation in 2003 is only for that portion of the year beginning in September.
(14) 2005 bonus includes 4,000 Common Shares valued at $15,326 which were issued in February 2006; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($3.84) on the date of the grant. The 2005 bonus also includes a cash bonus of $14,674.
(15) 2004 bonus includes 3,764 Common Shares valued at $14,000 which were issued in January 2005; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($3.72) on the date of the grant. The 2004 bonus also includes a cash bonus of $7,000.
(16) Consists of 28,000 options granted in 2006 as part of the employee's 2005 compensation.
(17) This amount includes $3,973 in 2005 and $3,265 in 2004 for contribution to this executive's 401K Plan and $720 in 2005, $542 in 2004 and $269 in 2003 for premiums paid for life insurance for the benefit of this executive.
(18) Dr. Jones was appointed Vice President, Exploration in March 2003. Thus, his compensation in 2003 is only for that portion of the year beginning in March.
(19)   2005 cash bonus.
(20) 2004 bonus includes 3,764 Common Shares valued at $14,000 which were issued in January 2005; the value of the Common Shares was calculated using the closing price on the American Stock Exchange of the Common Shares ($3.72) on the date of the grant. The 2004 bonus also includes a cash bonus of $7,000.
(21) Consists of 28,000 options granted in 2006 as part of the employee's 2005 compensation.

3.   Stock Option Plan

The Stock  Option  Plan  provides  to certain  key  employees,  consultants  and directors (including non-employee directors) of the Corporation and its subsidiaries an incentive to maintain and to enhance the long-term performance of the Corporation through the acquisition of Common Shares pursuant to the exercise of stock options. The Stock Option Plan provides for discretionary option grants to employees, consultants and directors. Currently, there are approximately sixty key employees (including executive officers) and five non-employee directors of the Corporation and its subsidiaries who are eligible to receive options under the Stock Option Plan.

Subject to certain other limitations, the maximum number of Common Shares authorized for issuance under the Stock Option Plan is 15,000,000 Common Shares (or approximately 7.28% of the issued and outstanding Common Shares). As at March 28, 2006, 6,047,902 Common Shares (or approximately 2.92% of the issued and outstanding Common Shares) remain available for grant, and an aggregate of 5,408,451 Common Shares (or approximately 2.61% of the issued and outstanding Common Shares) are issuable under options that have been granted under the Stock Option Plan. The maximum number of Common Shares that may be issued to insiders under the Stock Option Plan is limited to that number which is equal to the difference between (i) 10% of the outstanding number of Common Shares from time to time, and (ii) the number of Common Shares that are reserved for issuance to insiders pursuant to stock options granted under other stock option plans or arrangements of the Corporation. The total number of Common Shares that may be issued to any one optionee pursuant to options granted under the Stock Option Plan or other stock option plans or arrangements of the Corporation can not exceed 5% of the outstanding number of Common Shares from time to time. The maximum number of shares that may be issued to any optionee in any one calendar year is 400,000 Common Shares (or approximately 0.19% of the issued and outstanding Common Shares).

The Compensation Committee makes recommendations to the Board regarding all option grants. The Board has the authority, subject to the terms of the Stock Option Plan, to determine when and to whom to make grants under the Stock Option Plan, the number of Common Shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan. Options granted under the Stock Option Plan are exercisable over a period determined by the Board, but not to exceed ten years from the date of grant, and the exercise price of an option may not be less than the closing price of the Common Shares on the stock exchange on which the Common Shares principally trade on the day immediately preceding the date of grant. In addition, the grant of an option may be subject to vesting conditions established by the Board as provided in the option agreement evidencing the grant of such option. All options granted to non-employee directors vest immediately and options granted to executive officers and other employees are subject to vesting as determined at the date of grant, which vesting is either as to one-third on grant, and one-third on each of the second and third anniversary dates, or as to one-fourth on grant and an additional one-fourth on each of the second, third and fourth anniversary dates.

In the event of an optionee's termination of employment or service prior to the time all or any portion of an option vests, such option, to the extent not vested, shall terminate. Except as otherwise provided by the Committee or the Board, as the case may be, if an optionee ceases to be employed by, or provide services to, the Corporation for any reason (other than by reason of death), the optionee's options generally will expire 30 days following such termination in the case of a non-director optionee and within 12 months in the case of a director optionee. If the optionee dies while employed (or within the 30-day period referred to in the preceding sentence), all outstanding options, to the extent then vested, may be exercised within one year after the optionee's date of death by the person or persons to whom the optionee's rights pass. In no case may options be exercised later than the expiration date specified in the grant. Options may be transferred by an optionee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by an optionee during his or her lifetime.

Although the Stock Option Plan provides for interest free loans (subject to the terms of the Stock Option Plan) to be made available to optionees who are employees of the Corporation or its subsidiaries for the purpose of exercising options under the Stock Option Plan, such loans and there are no such loans outstanding.

The exercise price and the number of Common Shares to be purchased by an optionee upon the exercise of an option will be adjusted by the Board in accordance with the terms of the Stock Option Plan on the occurrence of certain corporate events or changes to the Common Shares.

The Stock Option Plan provides that it will terminate, unless earlier terminated in accordance with its terms, on the tenth anniversary of its approval. The Stock Option Plan provides that it generally may be amended or terminated at any time by the Board. However, any such amendment or termination shall be subject to any necessary stock exchange, regulatory or shareholder approval. In addition, no amendment to an option may adversely affect the rights under such option without the consent of the optionee.

i)   Stock Option Grants

The following table sets forth the options granted to the Named Executive Officers during the last fiscal year.

                       OPTION GRANTS DURING MOST RECENTLY
                              COMPLETED FISCAL YEAR
                       (all $ amounts in Canadian dollars)
                                                                                             Potential Realizable
                                                                                                      Value
                                                                                               at Assumed Annual
                                                                                              Rates of Stock Price
                                                                                                Appreciation for
                                     Individual Grants                                           Option Term(1)
-------------------------------------------------------------------------------------------------------------------
                                                                     Market
                                                                    Value of
                                                                    Securities
                                                                    Underlying
                       Number of      % of Total                    Option on
                       Securities       Options      Exercise or    the Date
                       Underlying      Granted to     Base Price    of Grant
Name of Named            Options      Employees in     (Cdn$/        (Cdn$/     Expiration       5%         10%
Executive Officer      Granted (#)     Fiscal Year     Share)(2)    Share)(3)      Date         (Cdn$)     (Cdn$)
-------------------------------------------------------------------------------------------------------------------
Peter J. Bradford           65,000            12.6          $4.58       $4.58       1/27/15     187,222    474,457
-------------------------------------------------------------------------------------------------------------------
Allan J. Marter             32,000             6.2          $4.58       $4.58       1/27/15      92,171    233,579
-------------------------------------------------------------------------------------------------------------------
Richard Q. Gray             18,000             3.5          $4.58       $4.58       1/27/15      51,846    131,388
-------------------------------------------------------------------------------------------------------------------
Bruce Higson-Smith          15,000             2.9          $4.58       $4.58       1/27/15      43,205    109,490
-------------------------------------------------------------------------------------------------------------------
Douglas A. Jones            15,000             2.9          $4.58       $4.58       1/27/15      43,205    109,490
-------------------------------------------------------------------------------------------------------------------

Notes:
(1) In accordance with the rules of the SEC, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.
(2) All options are granted at an exercise price equal to the closing market price of the Common Shares on the date immediately prior to the date of the grant. All options vest as to one-fourth on date of grant and as to an additional one-fourth on each of the second, third and fourth anniversary dates of the date of grant.
(3) On January 26, 2005, being the last trading day prior to the date of grant, the closing price of the Common Shares on the TSX was Cdn$4.58. On March 28, 2006, the closing price of the Common Shares on the TSX was Cdn$3.85.

ii)  Stock Option Exercises and Year-End Option Values

The following table sets forth information concerning the fiscal year-end value of unexercised options of the Corporation and of options to purchase common shares of the Corporation's 53% owned subsidiary traded on the Nouveau Marche and the Toronto Stock Exchange (the "TSX"), EURO Ressources S.A. ("EURO"), held by the Named Executive Officers. There were no exercises of stock options to purchase common shares of EURO during the fiscal year ended December 31, 2005 by the Named Executive Officers.

                           AGGREGATED OPTION EXERCISES
                 DURING THE MOST RECENTLY COMPLETED FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                       (all $ amounts in Canadian dollars)
---------------------------------------------------------------------------------------------------------
                                                                             Value of Unexercised In-the-
                          Shares                                               Money Options at Fiscal
Name of                   Acquired   Aggregate     Number of Unexercised               Year End
Named       Underlying       on        Value     Options at Fiscal Year End           (Cdn$) (1)
Executive   Securities    Exercise    Realized  ---------------------------------------------------------
Officer         Of          (#)       (Cdn$)    Exercisable   Unexercisable  Exercisable  Unexercisable
---------------------------------------------------------------------------------------------------------
Peter J.    Corporation       0         N/A       1,116,250          99,750    1,741,200              0
Bradford    ---------------------------------------------------------------------------------------------
                 EURO(2)      0         N/A          75,000               0       18,750              0
---------------------------------------------------------------------------------------------------------
Allan J.    Corporation       0         N/A         421,000          45,000      607,250              0
Marter      ---------------------------------------------------------------------------------------------
                 EURO(2)      0         N/A          50,000               0       12,500              0
---------------------------------------------------------------------------------------------------------
Richard Q.  Corporation
Gray                          0         N/A         436,500          28,500      715,970              0
---------------------------------------------------------------------------------------------------------
Bruce       Corporation
Higson-
Smith                         0         N/A         132,250          69,500            0              0
---------------------------------------------------------------------------------------------------------
Douglas A.  Corporation
Jones                         0         N/A         236,750          19,250      157,500              0
---------------------------------------------------------------------------------------------------------

Notes:
(1) For all unexercised options held as of December 31, 2005, the aggregate dollar value provided is the excess of the market value of the shares underlying those options over the exercise price of those options. On December 31, 2005, the closing price of the Common Shares was Cdn$3.09 on the TSX and the closing price of the common shares of EURO was Cdn$0.50 on the TSX. On March 28, 2006, the closing price of the Common Shares was Cdn$3.85 on the TSX and the closing sale price of the common shares of EURO was Cdn$1.10 on the TSX.
(2) The Corporation has occasionally granted, as additional compensation, options to purchase common shares of EURO. The term of each such option is 10 years and each such option vested immediately. The Corporation did not grant any such options to directors and Named Executive Officers during the fiscal years ended December 31, 2005 and 2004.

4.   Bonus Plans

The Corporation has an Employees' Stock Bonus Plan (the "Stock Bonus Plan") for any full-time or part-time employee (whether or not a director) of the Corporation or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Corporation or any of its subsidiaries. Up to 900,000 Common Shares (or approximately 0.4% of the issued and outstanding Common Shares) are authorized for issuance under the Stock Bonus Plan. The Stock Bonus Plan is currently administered by the Compensation Committee and provides for grants of bonus Common Shares on terms that the Compensation Committee recommends to the Board, within the limitations of the Stock Bonus Plan and subject to the rules of applicable regulatory authorities. The maximum number of Common Shares that may be issued under the Stock Bonus Plan in any calendar year will not exceed in the aggregate 2% of the total number of outstanding Common

Shares at the end of the immediately preceding calendar year, provided that (i) no more than 1% of the total number of outstanding Common Shares at the end of the immediately preceding calendar year can be issued to any one insider, (ii) the total number of Common Shares issuable within any one-year period to all insiders of the Corporation pursuant to the Stock Bonus Plan and pursuant to the exercise of vested options granted under other share compensation arrangements can not exceed 10% of the then outstanding Common Shares, and (iii) the total number of Common Shares issuable within any one-year period to an employee under the Stock Bonus Plan and such employee's associates pursuant to the Stock Bonus Plan and pursuant to the exercise of vested options granted under other share compensation arrangements can not exceed 5% of the then outstanding Common Shares.

A total of 536,920 Common Shares (or approximately 0.3% of the issued and outstanding Common Shares) have been issued under the Stock Bonus Plan to March 28, 2006. In 2005, no Common Shares were issued under the Stock Bonus Plan; however the Named Executive Officers received as part of their bonus for 2005 certain Common Shares which were issued in 2006 pursuant to the Stock Bonus Plan (see the "Summary Compensation Table" and the notes thereto). As of March 28, 2006, 363,080 Common Shares (or approximately 0.2% of the issued and outstanding Common Shares) remain available for grant under the Stock Bonus Plan.

The Board has the right to amend or terminate the Stock Bonus Plan at any time in its discretion. In addition, certain amendments to the Stock Bonus Plan require shareholder and regulatory approval.

The Corporation also maintains an Executive Management Performance Bonus Plan (the "Executive Bonus Plan") under which the Corporation's executive officers and certain other management personnel are eligible for bonuses, including bonuses under the Stock Bonus Plan and cash bonus awards. Bonuses are awarded under the Executive Bonus Plan at the discretion of the Board, based on the Board's evaluation of the performance of both the Corporation and the participant measured against performance objectives established each year.

In addition, pursuant to the Arrangement, the Corporation issued an aggregate of 2,533,176 options to acquire Common Shares (representing 1.2% of the Corporation's outstanding Common Shares) to directors, officers and employees of St. Jude in exchange for the St. Jude options held by such persons. The exercise prices of such Corporation options range from Cdn$0.29 to Cdn$2.58 and have expiry dates ranging from February 12, 2007 to September 21, 2009, subject to earlier expiration in certain prescribed circumstances. These options are not transferable or assignable by the holders other than by a legal will or pursuant to the laws of succession and no such option may be exercised by anyone other than the holder or the holder's legal representative.

                      EQUITY COMPENSATION PLAN INFORMATION
                             As of December 31, 2005

---------------------------------------------------------------------------------------------------
                                                            (b)                     (c)
                                      (a)            Weighted Average      Number of Securities
                             Number of Securities    Exercise Price of    Remaining Available for
                               to be Issued upon        Outstanding        Future Issuance Under
                                  Exercise of        Options, Warrants    Equity Compensation Plans
                              Outstanding Options,       and Rights        (Excluding Securities
Plan Category                  Warrants and Rights         (Cdn$)          reflected in Column (a)
---------------------------------------------------------------------------------------------------
Equity Compensation Plans
Approved by
Securityholders                          4,856,451          $3.08                7,150,738(1)
---------------------------------------------------------------------------------------------------
Equity Compensation Plans
Not Approved by
Securityholders                          2,533,176(2)       $2.09                        0
---------------------------------------------------------------------------------------------------
Total                                    7,389,627          $2.58                7,150,738
---------------------------------------------------------------------------------------------------


Notes:
(1) Represents Common Shares issuable under the Stock Option Plan and the Stock Bonus Plan.
(2) Represents options of the Corporation issued pursuant to the Arrangement in exchange for St. Jude options.

See Note 18 to the Corporation's financial statements as contained in the December 31, 2005 Form 10-K for a further description of the Stock Option Plan and the Stock Bonus Plan.

5.   Employment, Change of Control Agreements and Other Agreements

All Named Executive Officers currently employed by the Corporation have agreements with the Corporation or a subsidiary in respect of their employment with the Corporation. The base salary amounts payable under these employment agreements are reviewed annually by the Compensation Committee.

The Corporation amended certain terms of Peter J. Bradford's employment agreement with effect from December 17, 2004, whereby the employment agreement was assigned to Caystar Management Holdings.

The Corporation or a subsidiary has entered into amended and restated employment agreements with Peter J. Bradford, Allan J. Marter, Richard Q. Gray, Bruce Higson-Smith and Dr. Douglas A. Jones. The material terms of the agreements include: (a) employment for terms of one year from May 1, 2004 with automatic renewal for successive one-year periods; (b) a base salary (see the 2004 salary of the Named Executive Officers as set forth under the "Summary Compensation Table" above); (c) severance payments upon a termination of employment without cause in an amount equal to the sum of the employee's base salary (two times such amount for Mr. Bradford), the average of the target bonus for the employee for the current calendar year and the bonus paid to the employee for the previous year, plus amounts based on previous year benefits; (d) a lump sum payment in the event of a "termination upon a change in control" (as described below) in an amount equal to two times the sum of the employee's base salary (three times such amount for Mr. Bradford), the average of the target bonus for the employee for the current calendar year and the bonus paid to the employee for the previous year, plus amounts based on previous year benefits; and (e) participation in the Stock Option Plan, the Executive Bonus Plan, and in such of the Corporation's benefit and deferred compensation plans as are from time to time available to executive officers of the Corporation.

A "termination upon a change in control" will occur when a Named Executive Officer is terminated within 24 months following a "change in control" (as described below) or if the Named Executive Officer terminates his employment contract within 24 months of a "change in control" for reasons which may include a substantial alteration in the nature or status of employment responsibilities, a reduction in compensation or benefits, a relocation of the Corporation's principal offices or a relocation of the Named Executive Officer outside of Denver, Colorado, certain material breaches of the employment contract, or a failure by the successor company to assume the obligations under the employment contract. A "change in control" is deemed to have occurred if: (i) certain prescribed persons become the beneficial owner, directly or indirectly, of more than 30% of the then outstanding voting stock of the Corporation; (ii) persons who are incumbent directors cease to constitute a majority of the Board; (iii) the shareholders of the Corporation approve a merger, consolidation or amalgamation of the Corporation with any other corporation (other than one where the voting securities of the Corporation outstanding immediately prior thereto continue to represent at least 50% of the combined voting power of the voting securities of the Corporation or the surviving entity outstanding immediately after such transaction); or (iv) the shareholders approve a plan of complete liquidation of the Corporation or the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

St. Jude is a party to an executive employment agreement (the "Executive Employment Agreement") with Bluestar Management Inc. ("Bluestar"), of which Michael A. Terrell is principal. Pursuant to the Executive Employment Agreement Michael A. Terrell will be paid $20,833.00 per month until July 2007, for management services provided to St. Jude. If the Executive Employment Agreement is terminated within 24 months of a change in control of the Corporation, Bluestar will be entitled to a termination payment equal to 12 times $20,833.00 multiplied by a fraction, the numerator of which will be six plus one for each year since 1987 (being the year in which Michael A. Terrell was first employed by St. Jude) and the denominator of which will be 12.

C.   Compensation Committee Report on Executive Compensation

Composition of the Compensation Committee

The members of the Compensation Committee are Messrs. James E. Askew (Chairman), David L. Bumstead and Ian MacGregor. Mr. Askew was president of the Corporation from March 1999 through October 1999. Members of the Compensation Committee are appointed on an annual basis after the election of directors. See "Certain Relationships and Related Transactions"

Mandate of the Compensation Committee

The mandate of the Compensation Committee includes recommending for the approval of the Board of Directors compensation arrangements for all executive officers of the Corporation and its controlled subsidiaries (subject to the approval of the board of directors of the subsidiaries, if required). Cash and benefits compensation is provided for in agreements that have been negotiated and entered into with the Chief Executive Officer and the Named Executive Officers of the Corporation as described above. At the time such agreements were entered into, the Compensation Committee considered the compensation levels for such positions to be comparable to those of other public junior to mid-size gold producing companies. Subsequent adjustments have reflected, among other things, merit, cost of living, industry trends and special living conditions. Executive salaries are reviewed on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive's position and an evaluation of each individual's role and performance in advancing the successful development of the Corporation, the officer's performance in general, the Corporation's performance and a comparison of salary ranges for executives of other companies in similar businesses. In February 2000, the Board, upon recommendation of the Compensation Committee, adopted a remuneration matrix based essentially on these criteria, which remained substantially unchanged in 2005.

Mr. Bradford's salary for 2005 was $315,000. When establishing Mr. Bradford's salary the Compensation Committee considered the factors listed above, as well as the Corporation's performance over the last five years.

The Compensation Committee determines any annual bonus to be awarded to the Chief Executive Officer and the other Named Executive Officers based on a combination of the Corporation's performance for the year and the achievement by each person of both corporate and individual key performance indicators established by the Compensation Committee as of the commencement of the applicable fiscal year.

The Board considers options to purchase Common Shares and the granting of stock bonuses to be an essential element of the compensation arrangements for executive officers. In determining the amount of stock options and stock bonuses to be granted, the Compensation Committee considers, among other things, the officer's position, salary, and performance both overall and against specific objectives, which relates to the officer's accomplishments and the Corporation's performance. The Compensation Committee adopted a guide in February 2000 for determining option awards based on multiples that are a function of the Corporation's and the executive's performance. The Corporation granted stock options to the Named Executive Officers in 2005 based on this guide.

                   THE COMPENSATION COMMITTEE
                   James E. Askew, Chairman
                   David L. Bumstead
                   Ian MacGregor

D.   Performance Graph and Table

The following graph and table illustrates the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 2000 through 2005, together with the total shareholder return of the S&P/TSX Composite Index and the Canadian Gold Index for the same period. The graph and table assumes an initial investment of Cdn$100 at December 31, 2000 and is based on the trading prices of the Common Shares on the TSX during the periods indicated. Because the Corporation did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.





                [GRAPHIC OMITTED]/[PLEASE SEE SUPPLEMENTAL PDF]


          All dollar figures in foregoing graph are Canadian dollars.

---------------------------------------------------------------------------------------------------------------------
                                         12/31/00    12/29/01     12/31/02     12/31/03     12/31/04      12/31/05
---------------------------------------------------------------------------------------------------------------------
Golden Star Resources Ltd.
Dollar Value                              $100.00    $136.38      $439.41     $1372.76     $730.34       $468.21
Annualized Return since base year                      36.38%       17.00%      139.44%      64.39%        36.17%
Return over previous year                              36.40%      109.62%      212.40%     -46.80%       -35.89%
---------------------------------------------------------------------------------------------------------------------
S&P/TSX Composite Index(1)
Dollar Value                              $100.00     $86.10       $74.05       $92.04     $106.12       $126.75
Annualized Return since base year                     -13.90%      -13.95%       -2.73%       1.50%         4.86%
Return over previous year                             -13.90%      -14.00%       24.30%      15.30%        19.44%
---------------------------------------------------------------------------------------------------------------------
Canadian Gold Index(2)
Dollar Value                              $100.00    $116.90      $152.38      $171.50     $155.62       $184.07
Annualized Return since base year                      16.90%       23.44%       19.70%      11.69%        12.98%
Return over previous year                              16.90%       30.35%       12.55%      -9.26%        18.28%
---------------------------------------------------------------------------------------------------------------------


*    All dollar figures in foregoing table are Canadian dollars.

Notes:
(1)  Formerly the TSX 300 Composite Index.
(2) Formerly the Toronto Gold and Silver Index. The Index for December 31, 2002 and 2003 was estimated by adjusting the December 31, 2001 return on the Toronto Gold and Silver Index for the return indicated by the Canadian Gold Index during 2002 and 2003.

                             AUDIT COMMITTEE REPORT
                             ----------------------

The  Audit   Committee  has  reviewed  and  discussed  with  management  of  the
Corporation the audited financial statements of the Corporation for the fiscal year ended December 31, 2005 (the "Audited Financial Statements").

The Audit Committee has discussed with PricewaterhouseCoopers LLP, independent accountants for the Corporation since 1994, the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP its independence and has considered the compatibility of the non-audit services which it provides with maintenance of that independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

                           THE AUDIT COMMITTEE
                           David K. Fagin, Chairman
                           David L. Bumstead
                           Ian MacGregor

                   STATEMENT OF CORPORATE GOVERNANCE PRACTICES
                   -------------------------------------------

The following information is provided in response to National Instrument 58-101 and its companion Form 58-101F1:

Board of Directors

The current Board, all of whose members (except Mr. David Bumstead) are being nominated in this Circular for re-election at the meeting, comprises five directors who are independent by virtue of their not having a direct or indirect material relationship (as defined under applicable law and regulations) with the Corporation. The directors who are not independent are Mr. Peter Bradford, the Corporation's President and Chief Executive Officer and Mr. Michael Terrell. Mr. Terrell is the principal of Bluestar, which has an executive employment agreement with St. Jude.

Of the current Board members, Mr. James Askew is a director of Asian Mineral Resources Ltd., Climax Mining Ltd., Sino Gold Ltd. and Yamana Gold Inc.; Mr. Bradford is a director of Anvil Mining Limited; Mr. Fagin is a director of Canyon Resources Corporation, Pacific Rim Mining Company and T. Rowe Price Mutual Funds; Mr. MacGregor is a director of Asian Mineral Resources Ltd.; Michael Martineau is a director of Axmin Inc. Each of these companies is a reporting issuer or equivalent in Canada or another jurisdiction.

The Board follows the practice of including in each regularly scheduled Board meeting a discussion involving the independent directors in the absence of management at which the independent directors have the opportunity to raise any matter they believe merits or requires discussion. Accordingly, for corporate governance disclosure purposes, the independent directors held 12 meetings in 2005 at which non-independent directors and members of management were not present.

Mr. Ian MacGregor serves as Chairman of the Board. As disclosed above, he is an independent director. The Chairman's duties are described below in "Position Descriptions".

Except for Mr. Askew, Mr. Martineau and Mr. MacGregor, who did not attend one board meeting each, each director attended all Board meetings held in 2005. Mr. Bumstead was unable to attend one meeting of the Audit Committee.

Board Mandate

While the Board has no written mandate as such, its duties and activities are performed in a manner that is considered responsive to statutory and other legal requirements and in accordance with best corporate governance practices.

The Board establishes overall policies and standards for the Corporation. The Board expects management to conduct the business of the Corporation in accordance with the Corporation's ongoing strategic plan as adopted by the Board. The Board regularly reviews management's progress in meeting these expectations. The directors are kept informed of the Corporation's operations at meetings of the Board and its committees and through reports and analyses and discussions with management. The Board normally meets seven times a year in person, with additional meetings being held as needed. In 2005, there were a total of 12 meetings of the Board.

The following is a summary of how the Board deals with matters pertaining to strategic planning, risk management, communication and internal control systems, and management and succession:

     o Each year the Board reviews and approves planning assumptions and detailed monthly budgets for the following year and annual projections for the following five years. The Board monitors performance against budget through reporting by management in the form of monthly reports and Board papers.

     o The Board seeks to identify the principal risks of the Corporation's business which are wide-ranging because of the nature of the Corporation's business, including risks associated with operating in developing countries, maintaining control of the Corporation's assets and funds, political risks, exchange controls, environmental and safety risks, government regulation problems, title matters, civil unrest, the availability of skilled management and labour.

     o The Board annually considers the overall performance of management to identify areas where additional skills may be required and to consider the measures required to ensure sufficient management depth for the management of the Corporation in the event of the loss of any of the Corporation's executive management team.

     o The Chief Executive Officer and the Chief Financial Officer provide shareholder communications on behalf of the Corporation.

     o The Board has the responsibility to periodically review the environmental and safety policies adopted by the Corporation and its affiliates and has established policies on Safety, Community Relations and Environment.

     o The Board has the responsibility to periodically review the integrity of the Corporation's internal control and management information systems.

The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters that must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Corporation and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board's approval. The Board receives monthly reports on operational, financial and business development matters. Finally, because of its relatively small size, the Board is very flexible and management is able to liaise regularly with the Board to discuss and seek approval for various activities.

Position Descriptions

The Board has adopted a position description for the Chairman of the Board whereby the Chairman presides over meetings of the Board, interfaces between the Board and senior management, including regular consultations with the President and CEO on a variety of matters of importance to the Corporation's business, its relationships with shareholders and other stakeholders and the relationship between the Board and management, including all matters which properly come within the scope of the duties and responsibilities of a non-executive chairman to ensure that the Corporation fulfils its commitment of adherence to corporate governance best practices.

While no specific position description has been adopted for the chairs of each of the Corporation's four standing committees -namely the Audit, Compensation, Nominating and Corporate Governance and Sustainability committees, each chair is responsible for ensuring that the committee over which he presides properly discharges the obligations imposed by its charter (available for inspection on the Corporation's website at www.gsr.com), interfacing with management and making required recommendations to the Board. In particular, the Chair of the Audit Committee is responsible for a number of matters, such as communication with the Corporation's auditors in accordance with the SEC and the United States Sarbanes-Oxley Act of 2002 ("SOX") requirements to which the Corporation is subject.

The Board has adopted a position description for the Corporation's President and CEO which, among other things, is compliant with SOX requirements.

Orientation and Continuing Education

New directors are provided with the Corporation's committee charters and Board and Corporation policies and with non-public information on the Corporation's business and assets. They have access to Board members and senior management personnel before accepting a position as director to enable them to perform due diligence and to acquire the information required to begin performing their duties at an acceptable level. In the course of these due diligence activities, new directors are made aware of the role of the Board and its committees and the nature and operation of the Corporation's assets and business.

Management believes that each member of the current Board has the basic skills and knowledge required to function effectively as a director of the Corporation and that the individual skills and experience possessed by individual Board members are complementary to achieving a Board that can supervise the
Corporation's business in a manner responsive to the interests of all stakeholders and in a responsible and ethical manner. Board candidates are selected based on the possession of such basic and complementary skills.

The chair of the Nominating and Corporate Governance Committee has a specific responsibility to ensure that Board members are kept up to date on corporate governance matters, and the directors' other business interests are such as to keep them abreast of corporate developments generally and those in the gold mining industry in particular. For the past few years, the Board has made annual (in 2005, two) visits to the Corporation's production facilities in Ghana in the course of which Board members have had full opportunity to inspect the Corporation's assets and to interface with all levels of management and with local stakeholders.

Ethical Business Conduct

The relevant policies and codes, all of which are available on the Corporation's website, consist of:

     o a recently updated Business Conduct and Ethics Policy which applies to the Corporation, its subsidiaries, divisions and affiliates and which reaffirms that the observance of applicable law and ethical business conduct wherever the Corporation does business must be the guiding principle. The Corporation's Senior Vice President and Chief Financial Officer has been designated as compliance officer to ensure proper implementation of the Policy;

     o a recently updated Code of Ethics for Directors, Senior Executive and Financial Officers and Other Executive Officers adopted pursuant to
          Section 406 of SOX and the rules of AMEX to provide written standards of guidance to the affected individuals for honest and ethical conduct and compliance with applicable law. This Code requires that individuals covered by its provisions report suspected violations to either of the Chairman of the Board or the Senior Vice President and Chief Financial Officer, in his capacity as compliance officer, and that the Board take appropriate action on any such reports;

     o a recently updated Policy on Insider Trading and Reporting which mandates the trading restrictions on the Corporation's shares to which directors, officers, employees and others are subject under applicable law and as a matter of corporate policy;

     o a recently updated Whistleblower Policy whereby employees are required to report concerns regarding possible violations by employees or other persons of legal or regulatory requirements or internal policies relating to accounting standards and disclosures, internal accounting controls or matters related to the internal or external audit of the Corporation's financial statements either to the Corporation's Compliance Officer, any other member of management or the Audit
          Committee, anonymously if the individual so chooses. The Audit Committee is responsible for dealing appropriately with all such reports.


In 2005, no alleged or suspected violations had been reported under any of the foregoing.

As a matter of policy, the Board is required to approve the holding by any director or officer of a Board or executive position creating a potential business or legal conflict affecting that individual's ability to properly carry out his duties and serve the Corporation's best interests. As a matter of law, Board members are required to disclose material interests in proposed transactions, after which the Board determines the propriety of the affected individual participating in either or both of discussion and voting, whether or not otherwise entitled to do either or both.

Nomination of Directors

As disclosed above, the Corporation's objective is to have a Board of Directors, each of whose members has the required experience, skills, judgment and character to perform effectively and ethically as a Board member and which, as a group, have skills complementary to the nature of the Corporation's business and the environment in which the Board operates. Potential Board candidates are identified and selected with reference to these criteria. The process is supervised by the Nominating and Corporate Governance Committee which is responsible for recommending candidates for nomination or re-election, as the case may be, as set out in its charter.

Compensation

The Compensation Committee, a majority of whose members are independent directors, is responsible for making recommendations to the Board regarding the compensation to be paid to directors and officers. In fulfilling its mandate, the Corporation has regard to executive performance based on achievement of corporate and individual goals, published information in industry surveys, the need to attract and retain qualified management personnel and board members and other considerations.

Board Committees

As disclosed above, there are four standing committees of the Board, namely the Audit, Compensation, Nominating and Corporate Governance and Sustainability committees.

i)   Audit Committee

The Audit Committee is currently comprised of Messrs. David K. Fagin (Chairman), David L. Bumstead and Ian MacGregor each of whom has been determined by the Board to be unrelated, an outside member with no other affiliation with the Corporation and independent as defined by the American Stock Exchange. The Board has determined that each of the members of the Audit Committee is financially literate, unrelated, an outside member with no other affiliation with the Corporation and is independent as defined by the American Stock Exchange. The Board has determined that Mr. Fagin is an "audit committee financial expert" as defined by the SEC. The primary duties and responsibilities of the Audit Committee, as set out in its charter, are to review the financial reporting process, the system of internal control, the audit process, related party transactions, compliance with the Corporation's codes of ethics or conduct and the Corporation's process for monitoring compliance with laws and regulations. The Audit Committee is responsible for the appointment, compensation, retention, termination and oversight, subject to the requirements of Canadian law, of the work of the independent auditor. In performing its duties, the Audit Committee maintains effective working relationships with the Board, management and the external auditors. To effectively perform his role, each committee member must obtain and maintain an understanding of the detailed responsibilities of committee membership as well as the Corporation's business, operations and risks. In addition, the Audit Committee recommends to the Board for approval the annual and quarterly financial statements, the annual and quarterly reports and certain other documents required by regulatory authorities. In connection with risk assessment, the Audit Committee reviews, among other things, the nature and adequacy of insurance coverage. The Audit Committee met five times during 2005.

ii)  Compensation Committee

The Compensation Committee is composed of Messrs. James E. Askew (Chairman), David L. Bumstead and Ian MacGregor, each of whom has been determined by the Board to be unrelated, an outside member with no other affiliation with the Corporation and independent as defined by the American Stock Exchange. The Compensation Committee, subject to Board approval, supervises the selection, evaluation and determination of compensation of executive officers, sets corporate-wide policy with respect to compensation and benefits, and administers the Plan (except with respect to grants to non-employee directors) and the Stock Bonus Plan. The Compensation Committee also recommends to the Board the descriptions, definitions and limits to management's authorities and approval of objectives and goals for top management in general terms. See "Compensation Committee Report on Executive Compensation", above. The Compensation Committee met three times in 2005.

iii) Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of Messrs. Ian MacGregor (Chairman), David K. Fagin and Michael Martineau, each of whom has been determined by the Board to be unrelated, an outside member with no other affiliation with the Corporation and independent as defined by the American Stock Exchange. The Nominating and Corporate Governance Committee advises and makes recommendations to the Board concerning all corporate governance issues, including: Board and committee jurisdiction, composition, size and remuneration, adoption and implementation of policies designed to ensure that the Corporation follows best practices in corporate governance; and oversight of compliance with legislation, rules, regulations and guidelines enacted and adopted by governments, securities regulators and stock exchanges to whose jurisdiction the Corporation is subject.

The Nominating and Corporate Governance Committee is responsible for the assessment of the effectiveness and contribution of the Board, its committees and individual directors. The Nominating and Corporate Governance Committee annually reviews the overall performance of the Board and its committees based on a number of factors including the Board's performance in meeting the challenges that faced the Corporation over the previous twelve month period, the Board's relationship with management, and the responses to a questionnaire circulated to help assess the overall effectiveness of the Board and its members.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. See "Compensation of Directors" above. In addition to cash compensation, the directors receive options under the Stock Option Plan. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is a significant relevant measure of progress.

The Nominating and Corporate Governance Committee is also responsible for recommending nominees to the Board for eventual proposal as candidates for election as directors at the annual meeting of shareholders. The Nominating and Corporate Governance Committee considers candidates for Board membership who are suggested by members of the Nominating and Corporate Governance Committee, other Board members, members of management and shareholders of the Corporation. Once the Nominating and Corporate Governance Committee has identified prospective nominees for directorship, the Board is responsible for selecting such candidates. The Nominating and Corporate Governance Committee seeks to identify director candidates with business and other appropriate experience and expertise, having regard for the nature of the Corporation's business and the current composition of the Board, and commitment to devoting the time and attention necessary to fulfill their duties to the Corporation. The Nominating and Corporate Governance Committee also considers the independence of directors or potential directors. The Nominating and Corporate Governance Committee met once in 2005.

Shareholders wishing to recommend a director candidate to serve on the Board may do so by providing written notice to the Chairman of the Nominating and Corporate Governance Committee, Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127, that identifies the candidate, provides appropriate biographical and background materials, evidences the nominating shareholder's Common Share ownership, and includes a written signed statement of the candidate. Assuming that the appropriate information and materials are received in a timely manner, candidates recommended by shareholders will be evaluated against the criteria outlined above. A complete copy of the procedures to be followed by shareholders who wish to recommend director candidates is available on the Corporation's website (www.gsr.com).

iv)  Sustainability Committee

The Sustainability Committee is currently composed of Messrs. Michael Martineau (Chairman), James Askew and Ian MacGregor. The primary purposes of the Sustainability Committee are to assist the Board in its oversight of exploration, development and operating risk, including issues related to geological, mining, metallurgical, community relationships, health, safety and environmental matters. The responsibilities of the Sustainability Committee include, among others: reviewing with management the Corporation's goals, policies and programs relative to exploration, development and operational matters; making enquiries of management concerning the establishment of appropriate policies, systems, standards and procedures for all technical, development and operating activities, and compliance with applicable laws and standards of corporate conduct; reviewing with management the assessment, reduction and mitigation of technical risk; reviewing with management the risk analysis of any proposed new major exploration, development or operating activity; and reviewing with management the Corporation's record of performance on community relationships, health, safety and environmental matters, along with any proposed actions based on the record of performance. The Sustainability Committee met five times in 2005.

Assessments

The Nominating and Corporate Governance Committee performs, as part of its duties, an annual appraisal of the performance of the Board and its standing committees as a whole and of the individual performance of each director and the Board and committee chairs. The results are used in making any required changes to functions and individuals and in determining nominations for re-election and appointment.

Shareholder Communications

The Corporation believes that it is important to maintain good shareholder relations. The Board will give appropriate attention to all written communications that are submitted by shareholders. Any shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Chief Financial Officer and Secretary of the Corporation by email to amarter@gsr.com or by mail to Board of Directors, c/o Chief Financial Officer, Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127. All communications shall state the type and amount of the Corporation's securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Chief Financial Officer and Secretary shall forward all such communications to the Board or the specific committee, as appropriate.

Director Attendance at Shareholder Meetings

All members of the Board are expected to attend annual meetings of shareholders. All of the then directors of the Corporation attended the 2005 annual meeting of shareholders.

                         PRINCIPAL ACCOUNTING FIRM FEES
                         ------------------------------

The Corporation incurred the following fees for services performed by its principal accounting firm, PricewaterhouseCoopers LLP, during fiscal 2005 and 2004:

--------------------------------------------------------------------------------
                         Audit                      All Other
Year    Audit Fees    Related Fees    Tax Fees        Fees           Total
--------------------------------------------------------------------------------
2005     $482,886       $23,082       $ 57,888      $100,653        $664,510
--------------------------------------------------------------------------------
2004     $457,311       $57,307       $ 28,517      $162,088        $705,223
--------------------------------------------------------------------------------

Audit related fees included review of documents required for the sale of Common Shares and for review of annual reports filed with government agencies in the United States, Canada and France. Tax related fees include assistance in filing annual tax returns and tax planning. Other fees were predominantly related to accounting issues related to acquisitions and to miscellaneous general business topics.

In 2005 and 2004, 100% of our auditor's fees were approved pursuant to the provisions of 17 CFR 210.201(c)(7)(i)(C). There were no hours expended on the principal account's engagement to audit our financial statements for the years ended December 31, 2005 and December 31, 2004 that were attributable to work performed by persons other than the principal accountant's full-time, permanent employees.

The Audit Committee of the Board has considered the level of non-audit services provided by the auditors in its determination of auditor independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has established a policy requiring pre-approval of all audit engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and all permissible non-audit services performed by the independent auditors. Such services may be approved at a meeting of the Audit Committee, or the Audit Committee may delegate to one or more of its members the pre-approval of audit services and permissible non-audit services provided that any pre-approval by such member or members shall be presented to the Audit Committee at each of its scheduled meetings.

                               LIABILITY INSURANCE
                               -------------------

The Corporation has purchased insurance and has, in addition, agreed to indemnify directors and officers of the Corporation against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as a director or officer of the Corporation. The indemnification is extended to directors and officers provided that they have acted honestly and in good faith with a view to the best interests of the Corporation and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition that the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in 2005 in respect of directors and officers as a group was $271,150; the policy coverage is $20,000,000 per claim and in aggregate in any policy year. Expenses for the Corporation per claim not covered by the policy range between nil and $150,000.

                     INDEBTEDNESS OF DIRECTORS AND OFFICERS
                     --------------------------------------

No directors, nominees for election as directors, executive officers or members of their immediate family were indebted to the Corporation, directly or indirectly, at any time since the beginning of the Corporation's last fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships

Certain directors and officers of the Corporation are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation as a director or otherwise in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Corporation. As required by law, each of the directors of the Corporation is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Corporation.

During 2005, the Corporation obtained legal services from a legal firm to which Mr. MacGregor, a director and Chairman of the Board, is counsel. The total value of all legal services provided was $1.2 million. Mr. MacGregor did not personally perform any legal services for the Corporation during 2005 nor did he benefit directly or indirectly from payments made by the Corporation for the services performed by the firm.

Pursuant to the Executive Employment Agreement, Bluestar, whose principal is Michael A. Terrell will be paid $20,833.00 per month until July 2007, for management services provided to St. Jude. If the Executive Employment Agreement is terminated within 24 months of a change in control of the Corporation, Bluestar will be entitled to a termination payment equal to 12 times $20,833.00 multiplied by a fraction, the numerator of which will be six plus one for each year since 1987 (being the year in which Michael A. Terrell was first employed by St. Jude) and the denominator of which will be 12.

Compensation Committee and Insider Participation

Messrs. James E. Askew and Ian MacGregor were members of the Compensation Committee in 2005. Mr. MacGregor has never been an officer or employee of the Corporation. Mr. Askew was President of the Corporation from March 1999 through October 1999. All relationships between these directors and the Corporation and its subsidiaries required to be disclosed have been disclosed elsewhere in this Management Information Circular.

Related Transactions

No insider of the Corporation, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries, nor has any director of the Corporation been involved, directly or indirectly, in any business or professional relationship with the Corporation in connection with the provision by the director or the Corporation of property, services or financing to the other since January 1, 2005 other than as set forth herein or as previously disclosed.

                     PARTICULARS OF MATTERS TO BE ACTED UPON
                     ---------------------------------------

To the knowledge of the Board of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors' Report thereon, the election of directors, the appointment of auditors and the approval of an amendment to the Corporation's By-laws.

(a)  Report to Shareholders
     ----------------------

The Board of the Corporation has approved all of the information in the Report to Shareholders that accompanies this Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2005.

(b)  Election of Directors
     ---------------------

The term of office of the current directors of the Corporation will expire at the Meeting or when their successors are duly elected or appointed. The Articles of the Corporation provide that the number of directors shall consist of a minimum of three and a maximum of 15 directors. The Board is currently composed of seven directors, three of whom are Canadian residents. The Corporation's By-laws require that at least 25% of the directors of the Corporation be resident Canadians.

It is proposed to nominate the six persons listed below for election as directors of the Corporation to hold office until the next annual meeting of shareholders or until their successor is elected or appointed pursuant to relevant provisions of the By-laws of the Corporation or the Corporation's governing statute. All such proposed nominees are currently directors of the Corporation.

It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his Common Shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next annual general meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the By-laws of the Corporation.

In order to be effective, this ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution. The following table sets forth the name of each of the persons proposed to be nominated for election as a director; his municipality, province or state and country of residence; all positions and offices in the Corporation presently held by him; his present and past principal occupation or employment for the past five years; the date of his first appointment as a director; and his age. See "Voting Shares and Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares of the Corporation that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised.

Name, Residence and                                                                               Date of First
Position with                                                                                     Appointment
Corporation                Present and Principal Occupation for the Past Five Years               as Director        Age
------------------------------------------------------------------------------------------------------------------------
JAMES E. ASKEW             Mr. Askew has served as a director, President and Chairman of          June 15, 1999       57
Denver, Colorado, USA      International Mining and Finance Company since January 1997.
Director (1)(4)            Mr. Askew has held positions as Managing Director and Chief
                           Executive Officer of Black Range Minerals NL from November 1999 to 2001.  Mr. Askew also serves as a director of Ausdrill
                           Limited, Yamana Gold Inc., Climax Mining Limited and Sino Gold
                           Limited.  In addition, Mr. Askew served as President and Chief
                           Executive Officer of the Corporation from March 1999 to October
                           1999.
------------------------------------------------------------------------------------------------------------------------
PETER J. BRADFORD          Mr. Bradford has served as President and Chief Executive Officer       August 8, 2000      47
Bogoso, Ghana              of the Corporation since November 1999 and as a member of the
Director, President and    Board since August 2000.  In addition, Mr. Bradford has served
Chief Executive Officer    as a director of Anvil Mining Limited since September 1998 and as Managing Director of Anvil Mining from May 1998 to October
                           1999.
------------------------------------------------------------------------------------------------------------------------
DAVID K. FAGIN             Mr. Fagin has served, since 1986 as a director or trustee of           May 15, 1992(5)     68
Englewood, Colorado, USA   certain public mutual funds managed by T. Rowe Price Associates,
Director (2)(3)            Inc., as director of Canyon Resources Corporation since January
                           1999 and of Pacific Rim Mining Company since April 2002. In addition he was formerly President and Chief Operating Officer of Homestake Mining Company and previously served as an office and/or director of several other mining and petroleum concerns.
------------------------------------------------------------------------------------------------------------------------
IAN MacGREGOR              Mr. MacGregor has served as Chairman of the Board since January        April 3, 2000       71
Toronto, Ontario, Canada   27, 2004.  Mr. MacGregor serves on the boards of other Canadian
Director (1)(2)(3)(4)      public and private companies, including serving as a director of
                           Asian Mineral Resources Limited since July 2004. He has been
                           Counsel of Fasken Martineau DuMoulin LLP (Barristers and
                           Solicitors) since February 2000 and prior thereto, was a partner of Fasken Martineau DuMoulin LLP and its predecessors.
------------------------------------------------------------------------------------------------------------------------
MICHAEL P. MARTINEAU       Mr. Martineau is a founder and has served as President of AXMIN        May 20, 2004        61
Hildenborough, Kent,       Inc. since January 1999.  He was a director of Ashanti
United Kingdom             Goldfields from February 1999 to April 2004.  In addition, Mr.
Director (3)(4)            Martineau has served as Deputy Chairman since February 2000 and as Chief Executive Officer from February 2000 to August 2002 of
                           Eurasia Mining plc, and he has been a director of Angus and Ross plc since April 2000.
------------------------------------------------------------------------------------------------------------------------
MICHAEL A. TERRELL(6)      Mr. Terrell is a founder and has served as President, Chief            December 21, 2005   58
Delta, British Columbia,   Executive Officer and Director of St. Jude from 1987 until its
Canada                     acquisition by the Corporation in December 2005.
Director
------------------------------------------------------------------------------------------------------------------------

Notes:
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Nominating and Corporate Governance Committee.
(4)  Member of the Sustainability Committee.
(5) May 15, 1992 represents the date of the Corporation's formation upon the amalgamation of Golden Star Resources Ltd. and South American Goldfields Inc., of which companies Mr. Fagin was the Chairman.
(6) Mr. Terrell became a director upon the acquisition of St. Jude by the Corporation.

There are no family relationships among any of the director nominees or directors or executive officers of the Corporation.

See "Statement of Corporate Governance Practices" for information on Board committees and directors' meeting attendance.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the election of the above directors.

(c)  Appointment of Auditor
     ----------------------

It is proposed to approve an ordinary resolution to appoint the firm of PricewaterhouseCoopers LLP as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns as provided by law and by the Corporation's By-laws and to authorize the directors of the Corporation to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Corporation. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management's intention to vote the proxies in favour of the appointment of the above auditor and to authorize the directors of the Corporation to fix the remuneration of PricewaterhouseCoopers LLP as auditors.

(d)  Approval of the By-Law Resolution
     ---------------------------------

By resolution effective as of March 9, 2006, the Board authorized and approved an amendment to the Corporation's By-Law Number One (the "By-Law"), the purpose of which is to amend the provisions regarding setting a record date for shareholder meetings in order to conform to the current provisions of the Canada Business Corporations Act (the "CBCA"). Specifically, the outside date for a shareholder meeting following a record date is increased from 50 to 60 days. The amendment to the By-Law became effective upon being approved by the Board; however, under the CBCA, the Board is required to submit a resolution to shareholders at the Meeting, at which time the shareholders may confirm, reject or amend the amendment to the By-Law. Accordingly, the shareholders are being asked to consider and, if deemed advisable, confirm the following ordinary resolution (the "By-Law Resolution").

The following sets out Section 8.06 of the By-Law, as amended, in its entirety:

     "8.06 Record Date for Notice. - The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 60 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting. If no record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, the day of which the meeting is held."

The text of the By-Law Resolution to be considered at the Meeting will be substantially as follows:

     "BE IT RESOLVED THAT:

     (a) the  amendment  of  Section  8.06 of By-Law  Number One as set forth in
     management   information  circular  of  Golden  Star  Resources  Ltd.  (the
     "Corporation") dated March 31, 2006 is hereby confirmed and approved; and

     (b) any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute and deliver or cause to be executed and delivered, all such documents, agreements and instruments as are necessary or desirable to give effect to the foregoing resolution, and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or doing any such act or thing."


The Board has determined that the By-Law Resolution is in the best interests of shareholders and unanimously recommends that shareholders vote FOR the By-Law
Resolution. In order to be effective, the By-Law Resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution, failing which the amendment to the By-Law will cease to be effective.

                            AVAILABILITY OF DOCUMENTS
                            -------------------------

Financial information regarding the Corporation can be found in the following documents, which documents have been filed or will be filed with various securities commissions or similar authorities in the United States and various provinces of Canada and copies of which may be obtained, after filing, by shareholders of the Corporation on request without charge from the Secretary of Golden Star Resources Ltd., 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127 (Tel.: (303) 830-9000; Toll Free: (800) 553-8436; Fax: (303)
830-9094):

     (a) the Corporation's Annual Report on Form 10-K or Annual Information Form for the year ended December 31, 2005, as may be amended, together with any document, or the pertinent pages of any document, incorporated by reference therein and management's discussion and analysis of the financial condition and results of operations; and

     (b) comparative audited consolidated financial statements of the Corporation and the notes thereto as at and for the fiscal years ended December 31, 2005, 2004 and 2003, together with the report of the auditors thereon, and any interim financial statements of the Corporation that may be subsequently filed and management's discussion and analysis of the financial condition and results of operations.

Additional information relating to the Corporation is available on The System for Electronic Document Analysis & Retrieval (or SEDAR) at www.sedar.com.

        ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE
        -----------------------------------------------------------------

The following financial statements and information of the Corporation accompany and form part of, and are specifically incorporated by reference into, this Management Information Circular: (a) Consolidated Balance Sheets as of December 31, 2005 and 2004, and Consolidated Statements of Operations, Consolidated Statement of Changes in Shareholders' Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003; (b) the Notes to the Consolidated Financial Statements; (c) the Auditors' Report on such financial statements; (d) the report on Management's Responsibility for Financial Information; and (e) Management's Discussion and Analysis of Financial Condition and Results of Operations. These documents are available on SEDAR at www.sedar.com and a copy of any such document may be obtained free of charge upon request by a shareholder to the Corporation as set forth under "Availability of Documents".

The reports of the Compensation and Audit Committees and the information under the heading "Performance Graph" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the United States Securities Act of 1933 (the "Securities Act") or the United States Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                               2005 ANNUAL REPORT
                               ------------------

The Annual Report for the fiscal year ended December 31, 2005 accompanies this Management Information Circular. The consolidated financial statements of the Corporation, the accompanying notes and report of the independent auditors, the selected financial data for each of the years ended December 31, 2005, 2004 and 2003 and management's discussion and analysis of the Corporation's financial condition and results of operations are included in the Annual Report.

                           2007 SHAREHOLDER PROPOSALS
                           --------------------------

To be eligible for inclusion in the Corporation's Management Information Circular for the year 2007 Annual Meeting of Shareholders, shareholder proposals prepared in accordance with the proxy rules must be received at the
Corporation's corporate office, 10901 West Toller Drive, Suite 300, Littleton, Colorado, USA 80127, Attention: Corporate Secretary, on or before January 8, 2007.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

The Corporation's officers, directors and more than 10% shareholders are required to file beneficial ownership reports under Section 16(a) of the Exchange Act, generally within two days of the event triggering the requirement to file such a report. Based solely on the review of the section 16(a) reports filed by the directors and executive officers, and upon representations from those persons, the Corporation is not aware of any delinquent filings.

                                  OTHER MATTERS
                                  -------------

Management of the Corporation is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.

                                     GENERAL
                                     -------

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of Common Shares. If a majority of the Common Shares represented at the Meeting should be withheld from voting for the appointment of
PricewaterhouseCoopers LLP as auditors of the Corporation, the Board will appoint another firm of chartered accountants based upon the recommendation of the audit committee, which appointment for any period subsequent to the next annual general meeting of shareholders will be subject to approval by the shareholders at that meeting.

                                    APPROVAL
                                    --------

The contents and mailing of this Management Information Circular have been approved by the Board of Directors of the Corporation.

DATED this 7th day of April, 2006.



            ON BEHALF OF THE MANAGEMENT OF GOLDEN STAR RESOURCES LTD.


"Peter J. Bradford "                         "Allan J. Marter"
-------------------------------------         ----------------------------------
Peter J. Bradford                            Allan J. Marter
President and Chief Executive Officer        Senior Vice President and
                                             Chief Financial Officer

                           GOLDEN STAR RESOURCES LTD.
        ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS - MAY 26, 2006
                                      PROXY


            THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION

The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the "Corporation") hereby nominates and appoints Peter J. Bradford, President and Chief Executive Officer of the Corporation, or failing him, Allan J. Marter, Senior Vice President, Chief Financial Officer and Secretary of the Corporation, or instead of them or any of them, ____________________, as the proxy of the undersigned to attend, act and vote in respect of all common shares of the Corporation registered in the name of the undersigned at the Annual General and Special Meeting (the "Meeting") of shareholders of the Corporation to be held at 1:30 p.m. (Toronto time) on Friday, May 26, 2006 at the TSX Broadcast & Conference Centre - Gallery Facility, 130 King Street West, Toronto, Ontario, Canada, M5X 1J2, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows, provided that, if no choice is specified herein, or if any instructions given are not clear, the common shares shall be voted as if the shareholder had specified an affirmative vote:



1.   To elect the  following  persons as
     directors of the Corporation:


     James E. Askew         For__   Withhold__        The undersigned  hereby revokes any
                                                 instrument  of  proxy  heretofore  given
     Peter J. Bradford      For__   Withhold__   with  reference  to the said  Meeting or
                                                 any adjournment thereof.
     David K. Fagin         For__   Withhold__

     Ian MacGregor          For__   Withhold__        The    proxyholder   may   in   his
                                                 discretion    vote   with   respect   to
     Michael P. Martineau   For__   Withhold__   amendments   or  variations  to  matters
                                                 identified  in the  Notice of Meeting or
     Michael A. Terrell     For__   Withhold__   to other matters which may properly come
                                                 before the  Meeting  or any  adjournment
                                                 thereof.

2.   To  appoint  PricewaterhouseCoopers         DATED this________ day of________, 2006.
     LLP   as   the   auditors   of  the
     Corporation  and to  authorize  the
     Board  of   Directors  to  fix  the
     auditors' remuneration:                     -------------------------------
                                                 Signature
     For___        Against___

                                                 ----------------------------------
                                                 Name of shareholder (Please Print)


3.   To  pass  an  ordinary   resolution
     approving   and    confirming   the
     amendment  to By-Law  Number One of         ----------------------------------
     the   Corporation    changing   the
     provisions   regarding   setting  a         ----------------------------------
     record    date   for    shareholder
     meetings  to conform to the current
     provisions  of the Canada  Business         ----------------------------------
     Corporations Act.                           Address


     For___        Against___                    ----------------------------------
                                                 Number of common shares held

NOTES:


1. The common  shares  represented  by    3. This proxy will not be valid unless
   this   proxy   will  be   voted  in       it  is  dated  and  signed  by  the
   accordance  with  the  instructions       shareholder  or  the  shareholder's
   given  herein.   IF  NO  CHOICE  IS       attorney  authorized in writing or,
   SPECIFIED   HEREIN,   OR   IF   ANY       if    the    shareholder    is    a
   INSTRUCTIONS  GIVEN ARE NOT  CLEAR,       corporation,  by a duly  authorized
   THE COMMON SHARES SHALL BE VOTED AS       officer   or    attorney   of   the
   IF THE SHAREHOLDER HAD SPECIFIED AN       corporation, and ceases to be valid
   AFFIRMATIVE  VOTE,  ALL IN THE SAME       one  year  from  its  date.  If the
   MANNER  AND TO THE SAME  EXTENT  AS       proxy is  executed  by an  attorney
   THE  SHAREHOLDER  COULD  DO IF  THE       for an individual shareholder or by
   SHAREHOLDER WERE PERSONALLY PRESENT       an  officer  or  an  attorney  of a
   AT THE MEETING.                           corporate     shareholder,      the
                                             instrument   so   empowering    the
                                             officer  or  attorney,  as the case
                                             may be, or a notarial copy thereof,
                                             must     accompany     the    proxy
                                             instrument.


2. A  SHAREHOLDER  HAS  THE  RIGHT  TO    4. If this  proxy is not  dated in the
   APPOINT A PERSON (WHO NEED NOT BE A       space  provided,  it is  deemed  to
   SHAREHOLDER)  OTHER THAN THE PERSON       bear the date on which it is mailed
   DESIGNATED  IN THIS PROXY TO ATTEND       by    the    management    of   the
   AND ACT FOR THE  SHAREHOLDER AND ON       Corporation.
   THE  SHAREHOLDER'S  BEHALF  AT  THE
   MEETING.    Such   right   may   be    5. To be effective,  the instrument of
   exercised  by printing in the space       proxy must be received by 5:00 p.m.
   provided  the name of the person to       (Toronto  time) on  Wednesday,  May
   be  appointed,  in which  case only       24,  2006 at the  address set forth
   the  person  so named  may vote the       in the accompanying return envelope
   common shares at the meeting.             (Attention:  Proxy Department, CIBC
                                             Mellon  Trust   Company,   #6,  200
                                             Queens Quay East, Toronto, Ontario,
                                             Canada M5A 4K9).